Ring-Fencing	6 Months Ended
Jun. 30, 2018
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Ring-Fencing

26. RING-FENCING

We have made significant progress in the implementation of our ring-fence structure this year ahead of the 1 January 2019 ring-fencing legislation deadline.

Our model ensures minimal customer disruption and maintains longer-term flexibility. The majority of our customer loans and assets as well as customer deposits and liabilities will remain within Santander UK plc, our principal ring-fenced bank. Prohibited businesses which cannot be transacted within the ring-fence include our derivatives business with financial institutions and certain corporates and elements of our short-term markets business, and will be transferred to Banco Santander London Branch or Banco Santander. A small amount of residual activity or businesses which, for legal or operational reasons cannot remain inside the ring-fence and cannot be transferred, will remain in the Santander UK group, outside the ring-fence bank. This includes legacy contracts, the employee Sharesave scheme and offshore deposits.

Our transition to a ‘wide’ ring-fence structure to serve our retail, commercial and corporate customers is now approaching completion following the achievement of several major milestones. We received Court approval of our Ring-Fence Transfer Scheme at the Part VII Sanctions Hearing, which took place on 11 and 12 June 2018.

In June 2018, we transferred customer loans totalling £0.7bn from CIB to Banco Santander London Branch. The remaining transfers to Banco Santander London Branch or Banco Santander were completed in July 2018. Furthermore, planned novations were finalised before the Part VII migrations, and short-term funding activity has now been transferred to Santander UK plc from Abbey National Treasury Services plc.